                                                                       EXHIBIT 4

                            Form of Stock Certificate

NUMBER                                                                    SHARES

                      SUMMIT FINANCIAL SERVICES GROUP, INC.
                  INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                         SEE REVERSE FOR CERTAIN
                                                                     DEFINITIONS

                                                          CUSIP

                                  COMMON STOCK

THIS CERTIFIES THAT:




is owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF
                     SUMMIT FINANCIAL SERVICES GROUP, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

           WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                 Countersigned:

                                           FLORIDA ATLANTIC STOCK TRANSFER, INC.
                                   5701 NORTH PINE ISLAND RD., TAMARAC, FL 33321
                                                                  TRANSFER AGENT



            [corporate seal]

                                       BY:

                                                            AUTHORIZED SIGNATURE





Secretary or Assistant Secretary            Chief Executive Officer or President







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         THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE
OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM    -   AS TENANTS IN COMMON           UNIF GIFT MIN ACT - CUSTODIAN
TEN ENT    -   AS TENANTS BY THE ENTIRETIES                    -----------------
                                                               (CUST)    (MINOR)
JT TEN     -   AS JOINT TENANTS WITH RIGHT OF     UNDER UNIFORM GIFTS TO MINORS
               SURVIVORSHIP AND NOT AS TENANTS
               IN COMMON                                    ACT
                                                               -----------------
                                                                         (STATE)


     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



    FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO



 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          SHARES
--------------------------------------------------------------------------
OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT



ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
      ------------------------------




                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.






THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.